THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated May 1, 2007

With respect to

Thrivent Partner Growth Stock Portfolio

The “Portfolio Management” section of the prospectus is amended. The second paragraph under Thrivent Partner Growth Stock Portfolio is deleted and replaced with the following:

P. Robert Bartolo, Vice President of T. Rowe Price, serves as portfolio manager of the Thrivent Partner Growth Stock Portfolio and also serves as Chairman of the Portfolio’s Investment Advisory Committee. Prior to being Chairman, he was a member of this Committee. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The date of this Supplement is October 1, 2007

Please include this Supplement with your Prospectus

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